Commitments and contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and contingencies.
Commitments and contingencies

10. Commitments and Contingencies

Lawsuit

From time to time, the Company and/or various officers and directors may be named as defendants in legal actions involving various claims incident to the conduct of its business.  Whenever the Company concludes that an adverse outcome in any such action is probable and a loss amount can reasonably be estimated, the Company records such loss amount.  Related legal costs, net of anticipated insurance reimbursements, are expensed as incurred.

A lawsuit was brought in July 2009 in the Delaware Court of Chancery against the Company’s Board of Directors, Hallmark Cards, Incorporated and its affiliates, as well as the Company as a nominal defendant, by S. Muoio & Co. LLC (“Muoio”), a minority stockholder of the Company, regarding a recapitalization proposal which the Company received from Hallmark Cards in May 2009. The lawsuit alleged, among other things, that the recapitalization was for an unfair price and undervalued the Company. The complaint requested the court enjoin the defendants from consummating the recapitalization transactions and award plaintiff fees and expenses incurred in bringing the lawsuit. Following the execution by the Company of the Recapitalization agreements, on March 11, 2010, the plaintiff filed an amended complaint raising similar allegations and seeking rescission of the Recapitalization.  The Recapitalization was consummated on June 29, 2010.

A trial took place in September 2010.  On March 9, 2011, the Delaware Court of Chancery concluded that the process and the price of the Recapitalization were entirely fair and entered a final judgment order in favor of the defendants on all claims and dismissed the lawsuit with prejudice.  On April 7, 2011, Muoio filed notice of appeal.  Muoio’s initial brief was filed on May 23, 2011, and the Company and the other appellees responded on June 22, 2011.  Notwithstanding the favorable trial court ruling, at this time the Company cannot predict the eventual outcome of the appeal process.

Approximately $2.1 million has been recorded in accounts receivable and approximately $434,000 in accounts payable and accrued liabilities on the accompanying balance sheet at December 31, 2010, related to litigation costs to be reimbursed by the insurance company.  Approximately $2.0 million has been recorded in accounts receivable and approximately $214,000 in accounts payable and accrued liabilities on the accompanying balance sheet at June 30, 2011, related to amounts to be reimbursed by the insurance company.

Guarantee

As discussed further under Program License Fees, RHIED assigned to Hallmark Cards its right to receive $5.3 million in program license fees from the Company.  The assignment relates to a 2002 guarantee issued by Hallmark Entertainment Holdings, Inc. (“HEH”) to an unaffiliated movie production company on behalf of RHIED.  At that time, HEH was a wholly-owned subsidiary of Hallmark Cards and an intermediate parent of the Company.  Also at that time, RHIED was a wholly-owned subsidiary of HEH; it ceased to be affiliated with Hallmark Cards in January 2006.  As part of the Recapitalization, HEH was merged with the Company.  In August 2010 the unaffiliated production company made demand of the Company for payment of amounts owed by RHIED.  Hallmark Cards subsequently assumed defense of the claim and fully indemnified the Company.  On December 10, 2010, RHIED filed for reorganization in bankruptcy.  Pursuant to a settlement and release agreement among the unaffiliated production company, RHIED, Hallmark Cards and the Company, the Company’s obligation under the guarantee was extinguished.  The settlement and release agreement was approved by the bankruptcy court on February 17, 2011 and became final and non-appealable on March 3, 2011.

Indemnifications of Third Parties for Residuals and Participations Liabilities

In December 2006, the Company sold its film library consisting of domestic rights and certain international ancillary rights to approximately 620 television movies, mini-series and series (the “Crown Library”) to RHI Entertainment LLC, an affiliate of RHIED (“RHI”).  As a condition of the sale, the Company agreed to pay up to $22.5 million for residuals and profit participations related to RHI’s domestic exploitation of the Crown Library for a ten-year period ending December 14, 2016. The Company estimated the fair value of this obligation to be approximately $10.6 million at December 15, 2006, assuming the maximum payout.  From time-to-time the Company reviews its estimate of the timing and amount of the otherwise unscheduled payments.  At June 30, 2011, the Company has estimated the accreted and adjusted accrued liability to be $12.7 million.  Along with RHIED, RHI filed for reorganization in bankruptcy in December 2010.  Pursuant to RHI’s court-approved plan of reorganization, the Company is obligated to make the following payments on behalf of RHI to certain creditors of RHI: $2.5 million on May 1, 2011; and approximately $8.0 million on July 5, 2011.  The Company paid $2.6 million in May 2011 and expects to pay the remaining amount due prior to December 31, 2011. The remainder of the estimated liability is classified as other than current.

In April 2005 the Company sold its international business including the international rights to its film library.  As a condition of the sale, the Company agreed to pay an otherwise unlimited amount for residuals and participations related to the purchaser’s exploitation of the film assets for a ten-year period ending April 25, 2015.  The Company estimated the fair value of this obligation to be approximately $4.5 million at April 26, 2005.  From time-to-time the Company reviews its estimate of the timing and amount of the otherwise unscheduled payments.  At June 30, 2011, the Company has estimated the accreted and adjusted accrued liability to be $436,000, $277,000 of which is classified as current.

16. Commitments and contingencies

In the normal course of business, the Company has entered into agreements that commit it to make cash payments in future periods with respect to non-cancelable leases and programming contracts.

An entity providing licensed programming is required to report an asset and liability for the rights licensed under a programming agreement only when the license period has begun and when certain other defined requirements are met. As such, the accompanying consolidated balance sheets do not reflect both gross assets and liabilities of $146.7 million and $259.2 million as of December 31, 2009 and 2010, respectively, related to committed program license fees payable with airing windows which begin subsequent to period-end.

Contractual maturities of long-term obligations over the next five years are as follows (in thousands):

	Total	2011	2012	2013	2014	2015	Thereafter

Term A note due to HCC(1)	$264,058	$27,565	$22,886	$213,607	$—	$—	$ —
Term B note due to HCC(1)	160,425	13,225	16,100	131,100	—	—	—
Dividends on redeemable preferred stock(2)	85,100	25,900	29,600	29,600	—	—	—
Capital lease obligations(1)	19,587	2,249	2,249	2,219	2,160	2,160	8,550
Operating leases	23,621	5,018	5,045	4,882	5,051	2,993	632
License fees payable for current and future windows(3)(4)	397,257	134,014	106,705	78,927	44,406	17,236	15,969
Subscriber acquisition fees	604	604	—	—	—	—	—
Deferred compensation and interest	1,976	466	229	320	173	387	401
Other payables to buyer of international business	873	657	58	53	53	41	11
Other payables to buyer of film assets	19,888	10,000	—	—	4,944	—	4,944

Total Contractual Cash Obligations	$973,389	$219,698	$182,872	$460,708	$56,787	$22,817	$30,507

(1)   Includes future interest.

(2)   Based on assumed redemption date of December 31, 2013.

(3)   The amounts and timing for certain of these commitments are contingent upon the future delivery date and type of programming produced, and, as such, the estimated amount and timing may change.

(4)   Contains airing windows that open subsequent to year end and, therefore, the liability is not included on the balance sheet as of December 31, 2010.

The Company owes an amount on a quarterly basis under a program license agreement that is subject to fluctuation. The Company owed $3.3 million at December 31, 2010, under this agreement. The Company has the obligation to remit these quarterly payments through the 2011/2012 broadcast season.

Lawsuit

On July 13, 2009, a lawsuit was brought in the Delaware Court of Chancery against each member of the Board of Directors of the Company, Hallmark Cards and its affiliates, as well as the Company as a nominal defendant, by a minority stockholder of the Company regarding the then proposed Recapitalization. The plaintiff is S. Muoio & Co. LLC which owned beneficially approximately 5.8% of the Company's Class A common stock at the time of the complaint, according to the complaint and filings with the SEC. The lawsuit claims to be a derivative action and a class action on behalf of the plaintiff and other minority stockholders of the Company. The lawsuit alleges, among other things, that, the defendants have breached fiduciary duties owed to the Company and minority stockholders in connection with the Recapitalization transactions. The lawsuit includes allegations that the consummation of the Recapitalization transactions would result in an unfair amount of equity issued to the majority stockholders, thereby reducing the minority stockholders' equity and voting interests in the Company, and that the majority stockholders would be able to eliminate the minority stockholders through a short-form merger. The complaint requested the court enjoin the defendants from consummating the Recapitalization transactions and award plaintiff fees and expenses incurred in bringing the lawsuit.

On July 22, 2009, a Stipulation Providing for Notice of Transaction (the "Stipulation") was filed with the Delaware Court of Chancery. The Stipulation provided that the Company could not consummate the transaction contemplated in the Recapitalization transactions until not less than seven weeks after providing the plaintiff with a notice of the terms of the proposed transaction, including copies of the final transaction agreements. If the plaintiff moved for preliminary injunctive relief with respect to any such transaction, the parties would establish a schedule with the Court of Chancery to resolve such motion during the seven week period. In addition, following the decision of the Court of Chancery, the Company would not consummate any transaction for a period of at least one week, during which time any party may seek an expedited appeal. The Stipulation further provided that the plaintiff would withdraw its motion for preliminary injunction filed on July 13, 2009 and that the action would be stayed until the earlier of providing the notice of a transaction or an announcement by the Company that it was no longer considering a transaction.

By a letter of February 28, 2010, the plaintiff in this lawsuit informed the Special Committee of the Board of Directors, which considered and negotiated the Recapitalization, that the plaintiff objected to the proposed recapitalization on the terms set forth in the term sheet dated February 9, 2010. The plaintiff asserted, among other things, that the transactions contemplated by the term sheet would unfairly dilute the economic and voting interests of the Company's minority stockholders, that the transactions should be subject to a vote of the majority of the minority stockholders and that the proposed transactions remain inadequate. The plaintiff indicated that if the Company executed definitive documents for the Recapitalization, the plaintiff would pursue the litigation. The February 26, 2010 agreements executed by the Company for the Recapitalization materially followed the provisions in the earlier term sheet.

Notice of the terms of the proposed Recapitalization, including copies of the executed definitive documents for the Recapitalization, was provided to the plaintiff on March 1, 2010. On March 11, 2010, the plaintiff filed an amended complaint raising similar allegations of breach of fiduciary duty against Hallmark Cards and the director defendants and seeking rescission of the Recapitalization rather than a preliminary injunction enjoining the consummation of the Recapitalization, or alternatively, an award of rescissory damages. If the Company is forced to rescind the Recapitalization, short-term debt would increase to the pre-capitalization amount of approximately $1.2 billion, plus accrued interest. A trial took place in September 2010 and the parties submitted post trial briefs to the court. A decision of the court is expected to be issued in the first or second quarter of 2011.

From time to time, the Company, together with, in some instances, certain of its directors and officers is a defendant or codefendant in legal actions involving various claims incident to the conduct of its business. It is not currently possible to predict the outcome of the proceeding discussed above. Legal fees incurred to defend the proceeding will be expensed as incurred. Approximately $2.1 million has been recorded in accounts receivable and approximately $434,000 in accounts payable and accrued liabilities on the accompanying balance sheet at December 31, 2010, related to amounts to be reimbursed by the insurance company.

Guarantee

MAT Movies & Television Production GMBH & Co. Project IV KG ("MAT IV") asserted a claim against HEH under a continuing guaranty executed on or about June 24, 2002, for monies allegedly due in 2008 and 2009 under a distribution agreement between MAT IV and RHI. Hallmark Cards has assumed defense and the Company has been fully indemnified by Hallmark Cards for this claim. On August 12, 2010, HEH was served with a demand for arbitration. RHI filed for bankruptcy on December 10, 2010. The Company filed a protective proof of claim on January 19, 2011. A Settlement and Release Agreement has been executed by RHI, Hallmark Cards, the Company, and MAT IV and was approved by the bankruptcy court on February 17, 2011.

Contract termination

During the fourth quarter of 2009, we exercised our rights to terminate two agreements in connection with our February 2010 launch of the Hallmark Channel in high definition. The Company estimated the costs of termination to be approximately $4.7 million and recorded them as a component of cost of services in the accompanying consolidated statement of operations for 2009.

Termination of one agreement for a standard definition version of the Channel also resulted in a change in the estimated life of a related deferred credit that arose in connection with the sale of our international business in 2005. After launch of the high definition service, recurring monthly expenses under the terminated agreement ceased. Accordingly, in the fourth quarter of 2009, we reduced the deferred credit by approximately $847,000 and recognized a gain on the sale of discontinued operations. Through December 31, 2010, the aggregate loss on sale of the international business is $983,000.